Exhibit 10.6(b)

AMENDMENT TO EQUITY PLEDGE AGREEMENT
股权质押协议修正案

This Amendment to Equity Pledge Agreement (this "Amendment") is dated April 21, 2014, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and among Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd. ("Party A"), Pingdingshan Hengji Concrete Co., Ltd. ("Party B"), ZHU Guangjiang and MIAO Yingtao (each a "Prior Shareholder" and collectively the "Prior Shareholders"), and the undersigned shareholders of Party B (each a "Shareholder" and collectively the "Shareholders"). Party A, Party B, the Prior Shareholders and the Shareholders are sometimes referred to individually as a "Party" and collectively as the "Parties."

本股权质押协议修正案（"本修正案"）于 2014 年 4 月 21 日在中华人民共和国（以下称为"PRC"或"中国"）河南省平顶山市，由郑州市兴德企业管理咨询有限公司（以下称为"甲方"），平顶山市恒基混凝土有限公司(以下称为"乙方"），朱广见和苗樱桃（单称"一个前股东"，合称"前股东"），和以下签署的乙方股东（单称"一个股东"，合称"股东"）协商一致签署。甲方、乙方、前股东和股东各自称为"一方"，总称为"各方"。

RECITALS
前言

(1) Reference is made to that certain Equity Pledge Agreement dated as of September 2, 2011, by and between Party A and the Prior Shareholders (the "Agreement"), pursuant to which the Prior Shareholders, who held 100% of the issued and outstanding equity interests of Party B in the aggregate (collectively the "Equity Interests"), pledged the Equity Interests to Party A to secure Party B's performance of its obligations under an Exclusive Consulting Services and Operating Agreement dated as of September 2, 2011 among Party A, Party B and the Prior Shareholders (the "Exclusive Agreement");

请参见甲方和前股东于 2011 年 9 月 2 日签署的股权质押协议（"协议"），依该协议，持有乙方总计 100%发行或已发行股权的前股东将股权（"股权"）质押给甲方，以保证履行 2011 年 9 月 2 日由甲方、乙方和前股东签署的排他咨询服务和运营协议（"排他协议"）项下义务；

(2) 100% of the Equity Interests was conveyed and transferred to the Shareholders (the "Transfer"), which Transfer was registered with the with the Pingdingshan City Administration for Industry and Commerce on September 5, 2012;

乙方合计 100%已发行股权转给股东（"转让"），该转让已于 2012 年 9 月 5 日登记于平顶山市工商行政管理局；

(3) The Transfer was effected in connection with the designation of the Shareholders as management members of Party B by ZHU Yulong, on whose behalf the Prior Shareholders held, and the Shareholders now hold, the Equity Interests; and

转让所生效是因朱玉龙指派现代他持有乙方股权的股东担任乙方管理层；以及

(4) In connection with the Transfer, the Parties amended the Exclusive Agreement to, among other things, replace the Prior Shareholders with the Shareholders as Parties to such agreement, and the Parties desire to do the same with the Agreement so that the pledge of the Equity Interests to Party A may continue in full force during the term of the amended Exclusive Agreement, subject to the terms and conditions contained in this Amendment;

鉴于上述转让，各方已修改了排他协议，以股东替代前股东作为协议一方，各方有意进行相同的安排以致于对甲方的股权质押在排他协议修正案期间基于本协议条款和条件继续生效；

NOW THEREFORE, the Parties agree as follows:

因此，现各方同意如下

1. Defined Terms. Capitalized terms used herein which are defined in the Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

术语定义。 除非本文件在此另有定义，在协议中定义的在本文件中使用的大写术语的含义见协议。

2. Amendment to Agreement. The Agreement is hereby amended as follows:

协议修改。 协议在此作如下修改：

2.1 Effective as of the date of this Amendment, the Prior Shareholders shall be deemed stricken from the Agreement and replaced by the Shareholders as Pledgors under the Agreement, effective as of the date of this Amendment. In connection therewith, the Parties hereby agree that this Amendment shall be deemed an assignment by the Prior Shareholders of all of their rights, interests and obligations under the Agreement to the Shareholders, and the consent by Party A of such assignment and the Transfer, and that by virtue of such assignment, the Prior Shareholders shall be released from their obligations under the Agreement.

自本修正案生效之日，前股东应排除出协议并且在本修正案生效之日股东替代前股东作为协议一方。鉴于此，各方同意本修正案应被视为将原股东所有协议项下的权利、利益和义务概括转让予股东，并且甲方同意此安排。同时，依据此概括转让，前股东不再承担协议项下义务。

3. No Modification of Agreements. Each of Party A, Party B and the Shareholders hereby acknowledge and agree that, except as contemplated by this Amendment, the Agreement has not been otherwise modified or amended, and the terms and conditions thereof shall continue in full force and effect.

协议无修改。甲方、乙方和股东在此认可和同意，除本修正案约定事宜外，协议未作其他修改，其条款和条件应继续有效。

4. Further Cooperation. In case at any time from and after the date of this Amendment, any further action is necessary to carry out the purposes of this Assignment, each Party shall take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

进一步合作。如本修正案签署后，依另一方的请求，对于任何完成权利义务概括转让目的所必须进行的任何进一步的行为，一方应在请求方承担所有成本和费用的情况下进行该行为（包括签署或传递进一步的票据和文件）。

5. General Provisions.

一般条款。

5.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the PRC.

适用法律。本修正案适用中国法律并依其解释。

5.2 Entire Agreement. This Amendment constitutes the entire agreement between the Parties relating to the subject matter of this Amendment and supersedes all previous agreements.

完整协议。本修正案为各方有关本修正案标的的完整协议，优于所有之前的协议。

5.3 Amendments and Waivers. No amendment of any provision of this Amendment shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

修正或弃权。除各方书面签署确认，本修正案条款的任何修改不生效力。各方对本修正案任何，无论是否故意的，违约、虚假陈述、违反保证或其他承诺不应视为扩展至之前或之后的违约、虚假陈述、违反保证或其他承诺的弃权，或影响与此有关的任何之前或之后事宜因此产生任何权利。

5.4 Severability. Should any provision or any part of any provision contained in this Amendment be declared invalid or unenforceable for any reason whatsoever, all other clauses or parts of clauses contained in this Amendment shall remain in full force and effect.

可分性。如果本修正案任何条款或条款的任何部分因任何理由被宣告无效或

不可执行，本修正案其他条款或条款的其他部分应持续有效。

5.5 Copies. This Amendment shall be executed in both English and Chinese in six (6) original copies. Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

份数。本修正案以中文和英文签署六（6）份。每方各持一份，具有同等效力。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGES]

签字页

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

PARTY A: Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.
甲方： 郑州市兴德企业管理咨询有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人(签字)
Name: ZHU, Yulong
姓名: 朱玉龙
Title: Executive Director
职务: 执行董事

PARTY B: Pingdingshan Hengji Concrete Co., Ltd.
乙方： 平顶山市恒基混凝土有限公司

Legal/Authorized Representative: ____________
法定代表人/或被授权人(签字)
Name: ZHAI, Liping
姓名: 翟莉萍
Title: Executive Director
职务: 执行董事

SIGNATURE PAGE FOR SHAREHOLDERS OF PARTY B

乙方股东签字页

Shareholders of Party B:

乙方的股东:

ZHAI, Liping

翟莉萍

ID Card No.: 410103196503181367

身份证号: 410103196503181367

WANG, Dangwei

王党伟

ID Card No.: 410403197401205517

身份证号: 410403197401205517

SIGNATURE PAGE FOR PRIOR SHAREHOLDERS OF PARTY B

乙方前股东签字页

Prior Shareholders of Party B:

乙方的前股东:

____

ZHU, Guangjian

朱广见

ID Card No.: 410222196211282531

身份证号: 410222196211282531

____

MIAO, Yingtao

苗樱桃

ID Card No.: 412721196803104301

身份证号: 412721196803104301